UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2021

Intersect ENT, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1555 Adams Drive Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (650) 641-2100
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	XENT	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders
On June 3, 2021, Intersect ENT, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”). Proxies for the Annual Meeting were solicited by the Company’s Board of Directors pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended. Of the 33.1 million shares that could be voted at the Annual Meeting, 27.2 million, or approximately 82%, were represented at the Annual Meeting in person or by proxy, which constituted a quorum. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tabulation of the number of votes cast. A more complete description of each matter is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2021.

Proposal 1: Each of the seven directors proposed by the Company for re-election was elected by the following votes to serve until the Company’s 2022 Annual Meeting or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Kieran T. Gallahue	23,807,239	1,166,495	2,207,081
Thomas A. West	24,940,795	32,939	2,207,081
Teresa L. Kline	24,648,958	324,776	2,207,081
Cynthia L. Lucchese	24,726,045	247,689	2,207,081
Dana G. Mead, Jr.	24,599,006	374,728	2,207,081
Neil A. Hattangadi, M.D.	24,940,705	33,029	2,207,081
Elisabeth Sandoval-Little	24,942,414	31,320	2,207,081

Proposal 2: The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
27,117,309	42,051	21,455	—

Proposal 3: The advisory vote on executive compensation as described in the Company’s definitive proxy statement was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
17,615,977	6,521,918	835,839	2,207,081

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.
Dated: June 4, 2021
	By:	/s/ Patrick A. Broderick
Name: Patrick A. Broderick
Title: Executive Vice President, General Counsel